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                                                                EXHIBIT 10.47


                            ASSET PURCHASE AGREEMENT

Date:     December 13, 1996

Parties:  Interactive Communications Inc. ("ICI" or "Seller")
          7502 Greenville Ave.
          Suite 300
          Dallas, Texas 75231

          Murdock Communications Corporation ("MCC" or "Buyer")
          1112 29th Ave. S.W.
          Cedar Rapids, IA 52404


Subject of Agreement:

Seller desires to sell, convey, assign, transfer and deliver the Purchased Assets (as defined in this agreement) and to assign, convey and transfer the Assigned Assets (as defined in this agreement) to the Purchaser and the Purchaser desires to acquire and accept the Purchased Assets and the Assigned Assets, upon and subject to the terms and conditions set forth in this Agreement.

The  Parties agree as follows:

1.    Sale, Purchase and Assignment

      1.1. Subject to terms and conditions of this Agreement, the Seller shall sell, convey, assign, transfer and deliver to the Purchaser the following assets (the "Purchased Assets"):

           1.1.1. all rights and interest of the Seller in the Interactive Voice Response Hardware ("IVR Hardware") owned by the Seller which are identified in Schedule 1.1.1.

      1.2. Subject to terms and conditions of this Agreement, the Seller shall assign, transfer and deliver to the Purchaser the following assets (the "Assigned Assets"):

           1.2.1. all rights and interests of the Seller in the telephone lines connected to IVR Hardware, which are identified in
                  Schedule 1.2.1;

           1.2.2. all rights and interests of the Seller in the telephone numbers assigned to the telephone lines described in 1.2.1. above;




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           1.2.3. all rights and interests of the Seller in the office lease space in which the IVR Hardware are located, which are identified in Schedule 1.2.3.

      1.3. Subject to the terms and conditions of this Agreement, in consideration of the sale, conveyance, assignment, transfer and delivery of the Purchased Assets and the Assigned Assets, at closing, the Purchaser shall deliver to the Seller the executed "Audiotext Services Agreement" attached hereto as Exhibit A and a payment in cash in an amount equal to $299,145.26, paid at closing.

      1.4. The Purchaser is assuming no liabilities of the Seller, provided however, that the Purchaser agrees to reimburse the Seller for all outstanding telephone and lease costs incurred by the Seller prior to the date that the costs are assumed by the Purchaser if not paid by the Purchaser at closing.

      1.5. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the Purchaser on December 10, 1996.

      1.6. At the Closing the Seller shall deliver, or cause to be delivered, to the Purchaser each of the following:

           1.6.1. a counterpart of the Assignment and Assumption Agreement, duly executed by the Seller, attached hereto as Exhibit A;

           1.6.2. the certificate described in Section 2.1.3;

           1.6.3. all documents reasonably requested by the Purchaser relating to the existence of the Seller and the authority of the Seller, all in form and substance reasonably satisfactory to the Purchaser.

      1.7. At the Closing the Purchaser shall deliver to the Seller each of the following:

           1.7.1. a counterpart of the Assignment and Assumption Agreement, duly executed by the Purchaser, attached hereto as Exhibit A;

           1.7.2. immediately available funds in an amount equal to $299,145.26;

           1.7.3. the certificate described in Section 2.2.3;

           1.7.4. all documents reasonably requested by the Seller relating to the existence of the Purchaser and the authority of the Purchaser, all in form and substance reasonably satisfactory to the Seller.

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      1.8. The Seller agrees that from time to time after the Closing it shall execute, deliver, acknowledge, file and record such further bills of sale, general conveyances, endorsements, assignments and other instruments of sale, conveyance, assignment, transfer and delivery as the Purchaser shall reasonably request in order to complete and perfect the sale, conveyance, assignment, transfer and livery of the Purchased Assets and Assigned Assets upon the terms and conditions described in this Agreement.

2.    Conditions to Closing

      2.1. The obligations of the Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, prior to or concurrently with the Closing, of the following conditions (any one or more of which may be waived, in whole or part, by the Seller):

           2.1.1. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct as of the Closing;

           2.1.2. The Purchaser shall have performed and complied with all provisions, covenants and conditions contained in this Agreement which are required to be performed or complied with by it prior to or at Closing; and

           2.1.3. The Purchaser shall have delivered to the Seller an officer's certificate, dated as of the Closing, to the effect that the conditions specified in Sections 2.1.1. and 2.1.2. have been fulfilled.

      2.2 The obligations of the Purchaser to consummate the transactions contemplated by this Agreement shall be Subject to the fulfillment, prior to or concurrently with the Closing, of the following conditions (any one or more of which may be waived, in whole or part, by the Purchaser):

           2.2.1. The representations and warranties of the Seller contained in this Agreement shall be true and correct as of the Closing;

           2.2.2. The Seller shall have performed and complied with all provisions, covenants and conditions contained in this Agreement which are required to be performed or complied with by it prior to or at Closing; and

           2.2.3. The Seller shall have delivered to the Purchaser an officer's certificate, dated as of the Closing, to the effect that the conditions specified in Sections 2.2.1. and 2.2.2. have been fulfilled.


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      2.3. Representations and Warranties of the Seller:

           2.3.1. Organization and Qualification. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Louisiana and has all corporate power and authority necessary to own and operate the assets included in the Purchased Assets and to carry on the portion of its business relating to the Purchased Assets. The Seller is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its activities in connection with the Purchased Assets makes such qualification necessary.

           2.3.2. Authority: Binding Effect. The Seller has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the Assignment and Assumption Agreement and to consummate the transactions contemplated in the agreements. The execution and delivery by the Seller of this Agreement and the Assignment and Assumption Agreement, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Seller. Each of this Agreement and the Assignment and Assumption Agreement to which the Seller is a party has been duly executed and delivered by the Seller and constitutes a legal, valid and binding agreement of the Seller, enforceable against it in accordance with the terms hereof and thereof.

           2.3.3 Absence of Conflicts. The execution and delivery by the Seller of this Agreement and the Assignment and Assumption Agreement, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby will not (I) conflict with, or result in any violation or breach of, any provision of the Charter or Bylaws of the Seller, (ii) result in any violation or breach of, constitute a default under, give rise to any right of termination or acceleration (with or without notice or the lapse of time or both) pursuant to any term or provision of any note, bond, mortgage, indenture, lease, franchise, permit, license, contract, agreement or other instrument or document to which the Seller is a party or by which the Seller or its assets are or may be bound which affects the portion of the business relating to the Purchased Assets, or (iii) conflict with, or result in any violation of, any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator or Governmental



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                  Authority applicable to the portion of its business relating to the Purchased Assets.

           2.3.4. Governmental Authorizations and Filings. There is no requirement applicable to the Seller to obtain any consent, approval or authorization of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by the Seller of this Agreement or the Assignment and Assumption Agreement, the due performance by it of its obligations hereunder and thereunder or the lawful consummation by it of the transactions contemplated hereby or thereby.

           2.3.5. Litigation. There is no action, suit, inquire, investigation or other proceeding pending or threatened against or affecting the Seller or its properties or assets in any court or before any arbitrator or any foreign or United States federal, state or local Governmental Authority which (I) if adversely determined, would have a material adverse effect on the business proposed to be conducted by the Purchaser through the Purchased Assets or (ii) draws into question the validity of this Agreement or the Assignment and Assumption Agreement or seeks to enjoin or prevent the consummation of the transaction contemplated hereby and thereby.

           2.3.6. Compliance with Laws and Other Requirements. The Seller is not in breach or violation of, or default under, any term or provision of any lease or contract or agreement included in the Purchased Assets or of any law, ordinance, statute, rule or regulation of any Governmental Authority applicable to the portion of its business relating to the Purchased Assets (including, but not limited to, the Communications Act, TOCSIA or any statute, rule or regulation of any Telecommunications Authority), except for any violation or default which would not have a material adverse effect on the business proposed to be conducted by the Purchaser through the Purchased Assets.

           2.3.7. Brokers' or Finders' Fees. The Seller has not authorized any Person to act as a broker or finder or in any similar capacity in connection with this Agreement or the Assignment and Assumption Agreement or any of the transactions contemplated hereby or thereby in such a manner as to give rise to a valid claim against the Purchaser for any brokers' or finders' fees or similar fees or expenses.



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      2.4. Representations and Warranties of the Purchaser:

           2.4.1. Organization and Qualification. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of lowa and has all corporate power and authority necessary to own and operate the assets included in the Purchased Assets and to carry on the portion of its business relating to the Purchased Assets. The Purchaser is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its activities in connection with the Purchased Assets makes such qualification necessary.

           2.4.2. Authority: Binding Effect. The Purchaser has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the Assignment and Assumption Agreement and to consummate the transactions contemplated in the agreements. The execution and delivery by the Purchaser of this Agreement and the Assignment and Assumption Agreement, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Purchaser. Each of the this Agreement and the Assignment and Assumption Agreement to which the Purchaser is a party has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser, enforceable against it in accordance with the terms hereof and thereof.

           2.4.3. Absence of Conflicts. The execution and delivery by the Purchaser of this Agreement and the Assignment and Assumption Agreement, the performance by it of its obligations hereunder and thereunder and the consummation by it of the transactions contemplated hereby and thereby will not (I) conflict with, or result in any violation or breach of, any provision of the Charter or Bylaws of the Purchaser, (ii) result in any violation or breach of, constitute a default under, give rise to any right of termination or acceleration (with or without notice or the lapse of time or both) pursuant to any term or provision of any note, bond, mortgage, indenture, lease, franchise, permit, license, contract, agreement or other instrument or document to which the Purchaser is a party or by which the Purchaser or its assets are or may be bound which affects the portion of the business relating to the Purchased Assets, or (iii) conflict with, or result in any violation of, any law, ordinance, statute, rule or regulation of any Governmental Authority or of any order, writ, injunction, judgment or decree of any court, arbitrator




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                  or Governmental Authority applicable to the portion of its business relating to the Purchased Assets.

           2.4.4. Governmental Authorization and Filings. There is no requirement applicable to the Purchaser to obtain any consent, approval or authorization of, or to make or effect any declaration, filing or registration with, any Governmental Authority for the valid execution and delivery by the Purchaser of this Agreement or the Assignment and Assumption Agreement, the due performance by it of its obligations hereunder and thereunder or the lawful consummation by it of the transactions contemplated hereby or thereby.

           2.4.5. Brokers' or Finders' Fees. The Purchaser has not authorized any Person to act as a broker or finder or in any similar capacity in connection with this Agreement or the Assignment and Assumption Agreement or any of the transactions contemplated hereby or thereby in such a manner as to give rise to a valid claim against the Seller for any brokers' or finders' fees or similar fees or expenses.

      2.5. Covenant Not to Compete

           2.5.1. The Seller hereby agrees that, for a period of three years from and after the Closing, it will not engage, directly or indirectly through one or more of its affiliates, in the business of owning or leasing or operating IVR hardware or other substantially similar telecommunications devices in hotels.

      2.6  Indemnification

           2.6.1. Indemnification by the Seller. The Seller hereby agrees to indemnify and hold harmless each of the Purchaser and its Affiliates, directors, officers, shareholders, employees, agents, and other representatives forma and against any and all demands, claims, actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements, judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which arise from or relate to a breach or alleged breach by the Seller of any of its representations, warranties, covenants or agreements contained in this Agreement or the Assignment and Assumption Agreement, whether or not such breach or alleged breach gives rise to a claim by a third party. The rights to indemnification afforded to the Purchaser hereunder shall survive Closing and any investigation made at any time by or on behalf of the Purchaser in connection



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                  with this Agreement or any of the transactions contemplated hereby for a period of two years.

           2.6.2. Indemnification by the Purchaser. The Purchaser hereby agrees to indemnify and hold harmless each of the Seller and its Affiliates, directors, officers, shareholders, employees, agents and other representatives forma and against any and all demands, claims. actions, causes of action, proceedings, assessments, losses, damages, liabilities, settlements. judgments, fines, penalties, interest, costs and expenses (including fees and disbursements of counsel) which arise from or relate to a breach or alleged breach by the Purchaser of any of its representations, warranties, covenants or agreements contained in this Agreement or the Assignment and Assumption Agreement, whether or not such breach or alleged breach gives rise to a claim by a third party. The rights to indemnification afforded to the Seller hereunder shall survive Closing and any investigation made at any time by or on behalf of the Seller in connection with this Agreement or any of the transactions contemplated hereby for a period of two years.

                  Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given by delivery in person, by the United States mail (first class with postage prepaid thereon) or by cable, telex or facsimile transmission to the parties at the following addresses (or such other address as any party shall have furnished to the other in accordance with the terms of this
                  Section 2.7):

                  If to Seller:     Interactive Communications, Inc.
                                    P.O. Box 4032
                                    Monroe, LA 7121l-4032
                                    Attention:  Paul Eason

                  If to Purchaser:  Murdock Communications Corporation
                                    1112 29th Ave. S.W.
                                    Cedar Rapids, IA 52404
                                    Attention: Dave Schultz

      2.7. Entire Agreement. This Agreement (including Schedules hereto), together with the Assignment and Assumption Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or



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           oral, between the parties with respect to the subject matter hereof.
           All Schedules hereto are expressly made a part of this Agreement.

      2.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Sate of Iowa, without regard to the principles of conflicts of laws, except to the extent that mandatory principles of conflicts of law required the application of laws of another jurisdiction wherein any of the Purchased Assets are located to determine the validity or effect of the sale, conveyance, transfer, assignment and delivery thereof upon the terms and conditions set forth in this Agreement.

      2.9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                    Seller:

                    Interactive Communications, Inc.

                    By:     /s/ Jackson B. Doege

                    Name:   Jackson B. Doege

                    Title:  Vice President



                    Purchaser:

                    Murdock, Remmers & Associates, Inc.

                    By:     /s/ Guy O. Murdock

                    Name:   Guy O. Murdock

                    Title:  Chief Executive Officer



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